AMENDED AND RESTATED
                     SETTLEMENT AND MUTUAL RELEASE AGREEMENT


     THIS AMENDED AND RESTATED SETTLEMENT AND MUTUAL RELEASE AGREEMENT (this "Agreement") is made and entered into by and between IOM Holdings, Inc. ("IOMH") and DRT Holdings, Inc. ("DRTH") and is dated April 9, 2003 for reference purposes only and is effective as of November 5, 2000. IOMH and DRTH are each referred to herein as a "Party" and together as the "Parties."

                                    RECITALS

     This  Agreement  is  entered  into  with  reference to the following facts:

A.     IOMH  has  loaned  $1  million  to  DRTH  (the  "Loan").

B.     DRTH  has  recently  indicated  that  it  cannot  pay  back  the  Loan.

C. IOMH and DRTH have entered into a certain Settlement and Mutual Release Agreement dated November 5, 2000 which contained certain inadvertent errors including a reference in Section 13.3 of that agreement to parties not involved in the matters covered by that agreement. In addition, that agreement contained an inadvertent error on the signature page thereto stating that the agreement was executed as of November 5, 2002 when in fact the agreement was executed as of November 5, 2000.

D. IOMH and DRTH now desire to amend and restate in its entirety the Settlement and Mutual Release Agreement dated November 5, 2000 to correct the aforementioned errors and other minor typographical and other errors. NOW, THEREFORE, in consideration of the covenants and promises contained herein, and for other good and valuable consideration, the existence and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.     Representations  and  Warranties.
       --------------------------------

1.1 Authority. Each Party represents and warrants that the person signing this Agreement on behalf of the respective Parties has full power and authority to cause such Party to enter into this Agreement an its behalf, and to bind such Party to the terms hereof.

1.2 Ownership of Released Matters. The Parties hereby warrant and represent that they are the sole and lawful owners of all rights, title and interests in and to all "Claims," as hereinafter defined, and that they have not heretofore assigned or transferred or purported to assign or transfer to any other person any released matters or any part or portion of any "Claims" or "Released Matters" as defined herein.

2.     Mutual  Release.
       ---------------

2.1 DRTH hereby transfers and assigns all of its assets to IOMH free and clear of all liens and encumbrances, except financial institution liens. As

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

consideration for such transfer, IOMH and DRTH hereby expressly release each other (including each party's directors, officers, shareholders, assigns, employees, agents, predecessors and attorneys) from any legal or equitable claims ("Claims"), including, but not limited to Claims arising from the $1 million loan, under or through them, both past and present, from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts (express, implied in fact, or implied in law), agreements, promises, liabilities, claims, set offs, rights and claims for indemnity and/or contribution, refunds, overpayments, demands, damages, losses, costs, or expenses, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, which each now has or may hereafter have by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof (the "Released Matters").

2.2 As further consideration under this settlement and release, all shares of DRTH shall be transferred to Fei Fei Linn and all officers and directors of DRTH shall resign. Fei Fei Linn shall become the sole officer and director.

3.     California  Civil  CodeSection  1542  Waiver.
       --------------------------------------------

     THE  PARTIES  HEREBY  EXPRESSLY  WAIVE  ALL  RIGHTS UNDER THE PROVISIONS OF
SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA AND ANY SIMILAR RIGHTS IN ANY STATE OR TERRITORY OR UNDER ANY SIMILAR STATUTE OR REGULATION OF THE
UNITED STATES OR ANY OF ITS AGENCIES. SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA READS AS FOLLOWS:

"A GENERAL RELEASE DOES NOT EXTEND TO THE CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

4.     Compromise.
       ----------
     This Agreement and the releases contained herein affect the compromise and settlement of disputed and contested claims and nothing contained herein shall be construed as an admission by any Party hereto of any liability of any kind to any other Party. Each Party hereby expressly denies that it is in any way liable to any other Party to this Agreement.

5.     Benefit  and  Burden.
       --------------------
     This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their representatives, successors, assigns, agents, servants, employees, predecessors, assignors, officers, directors, shareholders, partners, parent companies, subsidiary companies and affiliates.

6.     Cooperation.
       -----------
     The Parties hereto agree to execute, acknowledge and deliver such further and additional instruments and documents as reasonably shall be required or appropriate to implement, confirm or perfect the provisions and intentions of this Agreement.

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

7.     Waiver  and  Amendment.
       ----------------------
     This Agreement may only be amended by a written agreement executed by all of the Parties hereto.

8.     Governing  Law.
       --------------
     This Agreement and any other documents referred to herein shall be governed by, construed and enforced in accordance with the laws of the State of California. Venue for any proceeding to construe or enforce this Agreement, shall be the Superior Court in and for the County of Orange in the State of California.

9.     No  Admission.
       -------------
     In entering into this Agreement, no Party herein is admitting the sufficiency of any claims, allegations, assertions, contentions, or positions of any other party, nor the sufficiency of the defenses of such claims, allegations, assertions, contentions, or positions.

10.     Entire  Agreement;  Amendment  and  Restatement.
        -----------------------------------------------

10.1 All agreements, covenants, representatives and warranties, express and implied, oral and written, of the Parties hereto concerning the subject matter hereof are contained herein. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party hereto to any other Party concerning the subject matter hereof. All prior and contemporaneous conversations, negotiations, possible and alleged agreements, representations, covenants and warranties concerning the subject matter hereto are merged herein. This is an Integrated Agreement.

10.2 The provisions of this Section shall, without limiting their applicability to any other facts or circumstances, apply specifically to that certain Settlement and Mutual Release Agreement between IOMH and DRTH dated November 5, 2000 which is hereby amended and restated in its entirety by this Agreement.

11.     Construction.
        ------------
     Each Party and counsel for each Party have reviewed and revised this Agreement, and the normal rules of construction to the effect that any ambiguities in this Agreement are to be resolved against the drafting parry shall not be employed in the interpretation of this Agreement.


12.     Counterparts.
        ------------
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the Parties, as of the effective date set forth above, at such time as all of the signatories hereto have signed a counterpart of this Agreement. All counterparts so executed shall constitute one Agreement binding on all the parties hereto, notwithstanding the fact that all Parties hereto may not have signed a sufficient number of counterparts so that each Party will receive a fully executed original of this Agreement.

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

13.     Understanding.
        -------------
     The Parties hereto, and each of them, represent, warrant and agree as follows:

13.1 They have received independent legal advice from their attorneys with respect to the advisability of making the settlement provided for herein and in entering into this Agreement;

13.2 They have made such investigation of the facts pertaining to the settlement and the release of all matters pertaining hereto as they deem necessary or desirable; and

13.3 Each of the Parties hereto acknowledges and understands that it has been advised to seek independent counsel regarding the legal ramifications of the Agreement. Each of the Parties is relying upon its own business judgment and has been provided with the opportunity to consult with independent counsel.

14.     Voluntary  Agreement.
        --------------------
     The Parties hereto, and each of them, further represent and declare that they have carefully read this Agreement and know the contents hereof and that they sign the same freely and voluntarily.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on April 9, 2003 to be effective as of the 5th day of November, 2000.


IOM  HOLDINGS,  INC.


BY:     /s/  Tony Shahbaz

TITLE:  /s/  President


DRT  HOLDINGS,  INC.


BY:   /s/   Fei Fei Linn

TITLE:/s/   President

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